UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2023

Infrared Cameras Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3962954 (I.R.S. Employer Identification No.)

2105 West Cardinal Drive Beaumont, Texas		77705
(Address of principal executive offices)		(Zip Code)

(866) 861-0788

(Registrant’s telephone number, including area code)

SportsMap Tech Acquisition Corp.

5353 West Alabama, Suite 415

Houston, Texas 77056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	Nasdaq Global Market
Warrants to purchase common stock	MSAIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 19, 2023, Infrared Cameras Holdings, Inc. (formerly known as SportsMap Tech Acquisition Corp., the “Company”) consummated its business combination (the “Business Combination”) pursuant to the Business Combination Agreement, dated December 5, 2022, as amended as of June 27, 2023 and September 5, 2023, by and among the Company, ICH Merger Sub, Inc., a direct wholly-owned subsidiary of the Company (the “Merger Sub”), and MSAI Operating, Inc. (formerly known as Infrared Cameras Holdings, Inc., “Legacy ICI”), whereby the Merger Sub was merged with and into Legacy ICI, with Legacy ICI surviving the merger as a wholly-owned subsidiary of the Company. In connection with the closing of the Business Combination, the Company changed its name from SportsMap Tech Acquisition Corp. to Infrared Cameras Holdings, Inc., and Legacy ICI changed its name to MSAI Operating, Inc.

Following the consummation of the Business Combination, on December 20, 2023, shares of the Company’s common stock and warrants to purchase the Company’s common stock began trading on the Nasdaq Global Market under the symbols “MSAI” and “MSAIW,” respectively.

As previously disclosed, the Company’s Nasdaq listing application was not approved prior to the closing of the Business Combination. On December 20, 2023, the Company received a written notice (the “Nasdaq Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Staff has determined that the Company has not complied with all of the requirements of the Nasdaq Rule IM-5101-2 since it has not demonstrated compliance with the requirement to have a minimum of 1.1 million “unrestricted publicly held shares” and a minimum of 400 “round lot holders” as required by the Nasdaq Listing Rule 5405(a) for initial listing on the Nasdaq Global Market.

The Company intends to appeal the Nasdaq Staff determination to a hearings panel pursuant to the procedures set forth in the Nasdaq rules by demonstrating that it satisfies all of the requirements for initial listing on the Nasdaq Global Market and pursue approval of its initial listing application as promptly as possible.

This Current Report on Form 8-K (the “Current Report”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” or their negatives or variations of these words, or similar expressions. All statements contained in this Current Report that do not strictly relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s ability to satisfy the initial listing criteria of Nasdaq and appeal the Nasdaq Staff’s determination. These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond our control. In addition, these forward-looking statements reflect our current views with respect to future events and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including, our ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the business combination; costs related to the business combination; changes in applicable laws or regulations; our ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which we operate; the risk that we and our current and future collaborators are unable to successfully develop and commercialize our products or services, or experience significant delays in doing so; the risk that we may never achieve or sustain profitability; the risk that we will need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all; the risk that we experience difficulties in managing our expected growth and expanding operations; the risk that third party suppliers and manufacturers are not able to fully and timely meet their obligations; the risk that we are unable to secure or protect our intellectual property; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties discussed under the “Risk Factors” section of the Company’s prospectus in the registration statement on Form S-1/A filed with the Securities and Exchange Commission on December 19, 2023, and the Company’s other periodic filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made in this Current Report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrared Cameras Holdings, Inc.

Date: December 20, 2023	By:	/s/ Peter Baird
	Name:	Peter Baird
	Title:	Chief Financial Officer